                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           QUESTRON TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            QUESTRON TECHNOLOGY, INC.
                        6400 CONGRESS AVENUE, SUITE 2000
                            BOCA RATON, FLORIDA 33487

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of the Stockholders of Questron Technology, Inc., which will be held on Thursday, June 14, 2001 at 11:00 a.m., local time, at the New York Hilton Hotel, 1335 Avenue of the Americas, Concourse A, New York, New York.

         This booklet includes the notice of the meeting and the proxy statement which contains information about proposals to be considered and acted upon at the meeting, your Board of Directors and each of the nominees to the Board.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE SIZE OF YOUR HOLDINGS. I URGE YOU TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.

         If you are a Stockholder of record and plan to attend the meeting, please mark your proxy card in the space provided for that purpose. However, if your shares are not registered in your own name, please advise the Stockholder of record (your bank, broker, etc.) that you wish to attend. Such Stockholder of record must provide you with evidence of your ownership which will enable you to gain admittance to and to vote at the meeting.

                                            Sincerely,



                                            Dominic A. Polimeni
                                            Chairman and Chief Executive Officer

April 30, 2001

--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

                            QUESTRON TECHNOLOGY, INC.
                        6400 CONGRESS AVENUE, SUITE 2000
                            BOCA RATON, FLORIDA 33487

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 14, 2001

Dear Stockholder:

         The Annual Meeting of Stockholders of Questron Technology, Inc., a Delaware corporation (the "Company"), will be held at the New York Hilton Hotel, 1335 Avenue of the Americas, Concourse A, New York, New York on Thursday, June 14, 2001 beginning at 11:00 a.m. (local time), for the following purposes:

         (1) To elect seven Directors to serve until the next Annual Meeting of Stockholders.

         (2) To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's Independent Public Accountants for the fiscal year 2001.

         (3) To transact any other business which properly may be brought before the meeting and any adjournments or postponements thereof.

         Only holders of record of the Company's Common Stock on April 30, 2001 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

                                              By Order of the Board of Directors




                                              Ann Bastis
                                              SECRETARY

April 30, 2001

                            QUESTRON TECHNOLOGY, INC.
                        6400 CONGRESS AVENUE, SUITE 2000
                            BOCA RATON, FLORIDA 33487

           PROXY STATEMENT FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS
                               GENERAL INFORMATION

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Questron Technology, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at 11:00 a.m., local time, on Thursday, June 14, 2001 at the New York Hilton Hotel, 1335 Avenue of the Americas, Concourse A, New York, New York and at any and all adjournments of the Meeting for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the enclosed proxy card will be mailed to Stockholders on or about May 4, 2001. The Company's principal executive offices are located at 6400 Congress Avenue, Suite 2000, Boca Raton, Florida 33487.

         The accompanying proxy card is designed to permit each Stockholder of record as of the close of business on April 30, 2001 (the "Record Date") to vote at the Meeting. As of the Record Date, 9,218,804 shares of Common Stock, par value $.001 per share (the "Common Stock"), were issued and outstanding. Each holder of record will be entitled to one vote for each share of Common Stock. Holders of shares of Common Stock are entitled to vote on all matters, and no shares have cumulative voting rights. The presence of a majority of the shares entitled to vote, present in person or by proxy at the Meeting, will constitute a quorum.

         The proxy card provides space for a Stockholder to withhold voting for an individual nominee or all nominees for the Board of Directors or to abstain from voting for any proposal if the Stockholder chooses to do so. Shares represented by properly executed proxy cards received by the Company at or prior to the Meeting will be voted at the Meeting according to the instructions indicated thereon or otherwise as provided therein. The election of Directors shall be decided by a plurality of the votes cast. The ratification of the appointment of auditors requires the affirmative vote of a majority of the votes cast at the Meeting, in person or by proxy. For purposes of determining the number of votes cast with respect to any matter, only those cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting.

         Unless instructions to the contrary are indicated, the persons named on the proxy card will vote the shares so represented "FOR" the election of each of the nominated Directors and "FOR" the ratification of the appointment of auditors. As to any other business which may properly come before the Meeting, the persons named on the proxy card will vote according to their best judgment.

         A proxy may be revoked at any time before it is voted at the Meeting by filing with the Secretary of the Company an instrument revoking it, by a duly executed proxy bearing a later date, or by voting in person at the Meeting.

         This proxy is solicited by the Board of Directors of the Company. The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, proxy statement and proxy will be borne by the Company. The Company does not anticipate that such cost will exceed the amount normally expended in an uncontested election of directors. In addition to the solicitation of the proxies by use of the mails, some of the officers, Directors and regular employees of the Company, without additional remuneration, may solicit proxies personally or by telephone. The Company may also request brokerage firms, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record. The Company will reimburse such persons for the reasonable expenses in forwarding soliciting material.

                   VOTING SECURITIES AND SECURITIES OWNERSHIP

VOTING SECURITIES

         The Board of Directors has fixed the close of business April 30, 2001 as the Record Date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Only Stockholders of record on the Record Date will be able to vote at the Meeting. The list of Stockholders entitled to vote at the Meeting will be available for the examination of any Stockholder for any purpose pertinent to the Meeting at the offices of Arent Fox Kintner Plotkin & Kahn, PLLC, 1675 Broadway, New York, New York, for ten days prior to the date of the Meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information, as of April 16, 2001, known to the Company regarding beneficial ownership of the Company's Common Stock by (i) any holder of more than five percent of the outstanding shares; (ii) the Company's Directors; and (iii) all executive officers and Directors as a group:

                                                                                                                 % OF
            NAME AND ADDRESS OF                                                        NUMBER OF SHARES OF      COMMON
             BENEFICIAL OWNER                    POSITION WITH THE COMPANY                 COMMON STOCK          STOCK
-------------------------------------------- ----------------------------------- ---------------------------- ------------
Dominic A. Polimeni (1)                      Director, Chairman and Chief                  2,383,712     (2)        21.04
                                             Executive Officer

Robert V. Gubitosi (1)                       Director, President and Chief                    8,755      (3)            *
                                             Financial Officer



                                                                                                                 % OF
            NAME AND ADDRESS OF                                                         NUMBER OF SHARES OF     COMMON
             BENEFICIAL OWNER                    POSITION WITH THE COMPANY                  COMMON STOCK         STOCK
-------------------------------------------- ----------------------------------- ---------------------------- ------------
Douglas D. Zadow (1)                         Director, Executive Vice                        852,056     (4)         8.94
                                             President and President of
                                             Questron Distribution Logistics,
                                             Inc., a subsidiary of the Company

Milton M. Adler (1)                          Director                                         19,247     (5)           *
William J. Coscioni (1)                      Director                                         25,000     (6)           *
Paul A. Leonard (1)                          Director                                         15,500     (7)           *

William J. McSherry, Jr. (1)                 Director                                        106,384     (8)         1.14

Phillip D. Schwiebert                        Vice President and an Executive                 988,690     (9)         9.77
c/o Questron Distribution                    Vice President of Questron
      Logistics, Inc.                        Distribution Logistics, Inc., a
         386 Railroad Court                  subsidiary of the Company
         Milpitas, CA 95035

Gulfstream Financial Group, Inc.                             --                            1,260,273    (10)        12.33
         6400 Congress Ave.
         Suite 2000
         Boca Raton, FL 33487

Joan R. Gubitosi                                             --                            2,360,273    (11)        20.38
c/o Gulfstream Financial Group, Inc.
         6400 Congress Ave.
         Suite 2000
         Boca Raton, FL 33487

Malcolm A. Tallmon                           Vice President, Aerospace                       662,040     --          7.18
         P.O. Box 11889                      Business Development
         Fort Worth, TX 76110-8889

Gregory S. Fitzgerald                        President, Questron Aerospace                   871,126    (12)         9.43
         5112 Squaw Creek Court              Logistics, a division of Questron
         Fort Worth, TX 76137                Distribution Logistics, Inc., a
                                             subsidiary of the Company


                                                                                                                 % OF
            NAME AND ADDRESS OF                                                         NUMBER OF SHARES OF     COMMON
             BENEFICIAL OWNER                    POSITION WITH THE COMPANY                  COMMON STOCK         STOCK
-------------------------------------------- ----------------------------------- ---------------------------- ------------

Valerie L. Fitzgerald                                        --                              882,626    (13)         9.54
         5112 Squaw Creek Court
         Fort Worth, TX 76137

All officers and Directors as a group                                                      5,322,284     --         41.52
(ten persons)

----------------------------

*    Less than 1%

(1) c/o Questron Technology, Inc., 6400 Congress Avenue, Suite 2000, Boca Raton, FL 33487.

(2) Consists of 260,273 shares of Common Stock and Series IV Warrants to purchase 1,000,000 shares of Common Stock owned by Gulfstream, 14,684 shares of Common Stock owned by Mr. Polimeni and options to purchase 1,108,755 shares of Common Stock. Pursuant to the terms of a Gulfstream shareholder agreement, beneficial interest in 1,100,000 of such options is shared equally by Mr. Polimeni and Mrs. Gubitosi. These amounts do not include options to purchase 17,510 shares of Common Stock granted effective November 19, 1999, which vest and become exercisable as to 8,755 shares on each of the second and third anniversary dates of the date of the grant.

(3) Consists of options to purchase 8,755 shares of Common Stock. Does not include options to purchase 17,510 shares of Common Stock granted effective November 19, 1999, which vest and become exercisable as to 8,755 shares on each of the second and third anniversary dates of the date of the grant. Mr. Gubitosi's wife, Joan R. Gubitosi, has shared beneficial ownership with Mr. Polimeni of 2,360,273 shares of Common Stock (see Footnote 11). Mr. Gubitosi disclaims beneficial ownership of such shares.

(4) The 852,056 shares of Common Stock reported above include 21,654 shares subject to a serial put agreement dated September 22, 1997, which gives Mr. Zadow the option to sell the shares to the Company on a monthly basis during the five-year period ending September 22, 2002 for a price of $6.275 per share, and options to purchase 308,207 shares of Common Stock. These amounts do not include options to purchase 16,414 shares of Common Stock granted effective November 19, 1999, which vest and become exercisable as to 8,207 shares on each of the second and third anniversary dates of the date of the grant.

(5) Includes options to purchase 19,000 shares of Common Stock. These amounts do not include options to purchase 2,000 shares of Common Stock granted effective November 19, 1999, which vest and become exercisable as to 1,000 shares on each of the second and third anniversary dates of the date of the grant.

(6) Includes 20,000 shares of Common Stock owned by Mr. Coscioni and options to purchase 5,000 shares of Common Stock.

(7) Includes 8,500 shares of Common Stock owned by Mr. Leonard, options to purchase 5,000 shares of Common Stock and Series IV Warrants to purchase 2,000 shares of Common Stock.

(8) Includes 5,984 shares of Common Stock owned by Mr. McSherry, options to purchase 59,000 shares of Common Stock and Series IV Warrants to purchase 41,400 shares of Common Stock. These amounts do not include (i) 886 shares of Common Stock owned by one of his adult sons, as to which Mr. McSherry disclaims beneficial ownership or (ii) options to purchase 2,000 shares of Common Stock granted effective November 19, 1999, which vest and become exercisable as to 1,000 shares on each of the second and third anniversary dates of the date of the grant.

(9) The shares reported above consist of 93,005 shares owned by Mr. Schwiebert, options to purchase 599,000 shares of Common Stock and Series IV Warrants to purchase 296,685 shares of Common Stock. These amounts do not include options to purchase 6,000 shares of Common Stock granted effective November 19, 1999, which vest and become exercisable as to 3,000 shares on each of the second and third anniversary dates of the date of the grant.

(10) Consists of 260,273 shares of Common Stock and Series IV Warrants to purchase 1,000,000 shares of Common Stock. Joan R. Gubitosi and Dominic A. Polimeni are executive officers and the stockholders of Gulfstream and share voting and investment power with respect to the shares owned by Gulfstream.

(11) Consists of 260,273 shares of Common Stock and Series IV Warrants to purchase 1,000,000 shares of Common Stock owned by Gulfstream, and options to purchase 1,100,000 shares of Common Stock, in which beneficial interest is shared equally by Mrs. Gubitosi and Mr. Polimeni pursuant to a Gulfstream shareholder agreement.

(12) Consists of 847,626 shares of Common Stock owned jointly by Mr. and Mrs. Fitzgerald and options to purchase 23,500 shares of Common Stock. These amounts do not include options to purchase 7,000 shares of Common Stock granted effective November 19, 1999 , which vest and become exercisable as to 3,500 shares on each of the second and third anniversary dates of the date of the grant.

(13) Consists of 847,626 shares of Common Stock owned jointly by Mr. and Mrs. Fitzgerald and options to purchase 35,000 shares of Common Stock.

                              ELECTION OF DIRECTORS

         At the Meeting, Stockholders will elect seven Directors to hold office until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted "FOR" the election of the following nominees: Milton M. Adler, William J. Coscioni, Robert V. Gubitosi, Paul A. Leonard, William J. McSherry, Jr., Dominic
A. Polimeni and Douglas D. Zadow. All of the nominees presently comprise the entire Board of Directors of the Company. If at any time prior to or during the Meeting any of the nominees becomes unavailable to serve as a Director, the persons named in the enclosed proxy will vote the shares represented by the proxy for the election of such person as the Board of Directors may recommend.

         Set forth below is certain information concerning the nominees for election as Directors:



NAME                                                 AGE               POSITION
----                                                 ---               --------

Dominic A. Polimeni.........................         54                Chairman and Chief Executive Officer
Robert V. Gubitosi..........................         53                Director, President and Chief Financial Officer
Douglas D. Zadow............................         43                Director,  Executive Vice President and President
                                                                         of Questron Distribution Logistics, Inc., a
                                                                         subsidiary of the Company
Milton M. Adler.............................         73                Director
William J. Coscioni.........................         58                Director
Paul A. Leonard.............................         63                Director
William J. McSherry, Jr.....................         52                Director


         DOMINIC A. POLIMENI has been a Director of the Company since March 1995 and Chairman and Chief Executive Officer of the Company since February 1996. Mr. Polimeni served as President of the Company from March 1995 until May 1999. Since September 1997, he has been a director of Nu Horizons, Inc., a publicly owned company based in Melville, New York, which is a distributor of electronic components. Mr. Polimeni has been a Managing Director of Gulfstream Financial Group, Inc., a privately owned financial consulting and investment banking firm since August 1990. Prior to that, he held the position of Chief Financial Officer of Arrow Electronics, Inc. ("Arrow") for four (4) years. He also held several other positions, including general management positions, with Arrow over an eight-year period. Mr. Polimeni also practiced as a Certified Public Accountant for more than 12 years and was a Partner in the New York office of Arthur Young & Company. Mr. Polimeni is the brother-in-law of Mr. Gubitosi.

         ROBERT V. GUBITOSI has been a Director of the Company since February 1996, and President and Chief Financial Officer since May 1999. Mr. Gubitosi has been a Managing Director of Gulfstream Financial Group, Inc., a privately owned financial consulting and investment banking firm since August 1990. Prior to that, he held the position of General Partner and Chief Financial Officer of The Securities Groups, a New York investment banking firm and primary dealer of U.S.

government securities, with responsibility for the investment banking activities of the firm. In addition, Mr. Gubitosi has held managerial positions at Goldman Sachs & Company and Oppenheimer & Company, and has specialized in brokerage accounting and auditing at Haskins & Sells and Touche Ross & Company. Mr. Gubitosi is the brother-in-law of Mr. Polimeni.

         DOUGLAS D. ZADOW has been a Director of the Company since September 1999, an Executive Vice President of the Company since February 2001 (previously a Vice President of the Company since May 1998), President of Questron Distribution Logistics, Inc., a subsidiary of the Company, since May 1998 and President of California Fasteners, Inc. ("Calfast"), now a wholly owned subsidiary of the Company, since May 1995. The Company acquired Calfast in September 1997. From 1987 to 1996, he served as President of All-Spec, Inc., a manufacturers representative of fastener products. In 1986, Mr. Zadow served as President of Southwestern Fastener Association.

         MILTON M. ADLER has been a Director of the Company since February 1996. Mr. Adler was Secretary of the Company from October 1993 through September 1999, and Treasurer of the Company from February 1992 through September 1999. Since July 1997, he has been President, Secretary and Treasurer of Judicate of Philadelphia, Inc., a former subsidiary of the Company. Prior to October 1993, Mr. Adler was employed by Travelco, a travel-consulting firm, for more than 18 years in various capacities, the most recent of which was Vice President of Administration. Mr. Adler is a Certified Public Accountant.

         WILLIAM J. COSCIONI has been a Director of the Company since April 2001. Mr. Coscioni has been the Chief Executive Officer of Commlink, Inc., a privately owned long distance reseller since 1994. In addition, Mr. Coscioni is also the Chief Executive Officer of Keystone Associates, a merger and acquisition consulting firm, Hallmark Homes, Inc., a residential home construction company, Southern Leasing, Inc., an equipment leasing company, and CCO Development, Inc., a strategic and venture investment firm. From 1963 to 1987 Mr. Coscioni was Managing Partner of Burke & Company, Certified Public Accountants, in Chicago, IL.

         PAUL A. LEONARD has been a Director of the Company since April 2001. From 1995 until his retirement in 1998, Mr. Leonard was a Vice President with NatWest Bank, NA. Mr. Leonard founded Electronic Trading System in 1990 and was its Chairman through 1995 when it was acquired by NatWest Bank, NA. In addition, Mr. Leonard was the President of Security Capital Markets, Inc. from 1981 through 1990 and has held managerial positions with Northern Trust Company, Salomon Brothers and A.G. Becker.

         WILLIAM J. MCSHERRY, JR. has been a Director of the Company since February 1996. Mr. McSherry has been a member of Arent Fox Kintner Plotkin & Kahn, PLLC, a law firm with offices in New York City and Washington, DC, since February 2000. Arent Fox is legal counsel to the Company. Prior to February 2000, Mr. McSherry was a partner in the law firms of Battle Fowler LLP and Bryan Cave LLP. He is also President and a director of Playtex Marketing Corporation, a privately owned corporation, and, prior to April 1998, served as a trustee and Deputy Mayor of the Village of Larchmont, State of New York. He is also a trustee of The Michael Gordon Foundation, a private foundation.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors held four meetings during the fiscal year ended December 31, 2000. All Directors participated in all of the meetings of the Board of Directors. The Board of Directors also acted by unanimous written consent two times during such year.

          The Audit Committee currently consists of Messrs. Adler, Coscioni and Leonard. The Audit Committee is responsible for considering management's recommendation of independent certified public accountants for each fiscal year, recommending to the Board of Directors the appointment or discharge of independent accountants and confirming the independence of the accountants. It is also responsible for reviewing and approving the scope of the planned audit, the results of the audit and the accountants' compensation for performing such audit; reviewing the Company's audited financial statements; and reviewing and approving the Company's internal accounting controls and discussing such controls with the independent accountants. The Audit Committee met three times during 2000. The Company has neither a compensation committee nor a nominating committee. The Company's Board of Directors carried out all deliberations concerning executive officer compensation. No non-director officers or employees of the Company were involved in these deliberations.

         Election of Directors of the Company requires a plurality of the votes represented at the Meeting in person or by proxy. In the event that any of the nominees should become unavailable for election for any reason not presently known or contemplated, the persons named on the proxy will have discretionary authority to vote pursuant to the proxy for a substitute.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE-NAMED NOMINEES.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

         The following Summary Compensation Table sets forth the compensation of the named executive officers for the periods indicated. No other executive officer of the Company received total annual salary and bonus greater than $100,000 during the periods indicated. The base salaries of the named executive officers have been set by reviewing compensation for competitive positions in the market and the historical compensation levels of such executives.


                                                                                      LONG-TERM COMPENSATION
                                                  ANNUAL COMPENSATION                     AWARDS/PAYOUTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      OTHER      RESTRICTED     SECURITIES
                                                                      ANNUAL        STOCK       UNDERLYING     LTIP
             NAME AND                                              COMPENSATION    AWARD(S)       OPTIONS/    PAYOUTS  ALL OTHER
        PRINCIPAL POSITION        YEAR    SALARY ($)    BONUS ($)      ($)           ($)         SARS(#)        ($)   COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------------
                (a)               (b)         (c)          (d)         (e)           (f)           (g)          (h)       (i)
-----------------------------------------------------------------------------------------------------------------------------------
Dominic A. Polimeni               2000        $265,600   $75,000         --           --                --        --       --
   Chairman and                   1999        $265,600       --          --           --            26,265        --       --
   Chief Executive Officer        1998        $182,800       --          --           --         1,100,000        --       --
-----------------------------------------------------------------------------------------------------------------------------------
Robert V. Gubitosi                2000        $265,600   75,000          --           --                --        --       --
   President and                  1999        $176,241       --          --           --            26,265        --       --
   Chief Financial Officer        1998         $47,600       --          --           --                --        --       --
-----------------------------------------------------------------------------------------------------------------------------------
Douglas D. Zadow                  2000        $218,000  $87,500          --           --                --        --       --
   Vice President and             1999        $218,000  $37,500          --           --            24,621        --       --
   President of Questron          1998        $198,000       --          --           --           300,000        --       --
   Distribution Logistics, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Phillip D. Schwiebert             2000        $128,000  $47,970          --           --            12,000        --       --
   Vice President and             1999        $106,000  $57,763          --           --             9,000        --       --
   Regional Vice                  1998        $106,000  $62,050          --           --           333,333        --       --
   President of Questron
   Distribution Logistics, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
James W. Taylor                   2000        $156,000  $14,400          --           --                --        --       --
   Vice President and             1999        $156,000       --          --           --            10,500        --       --
   President of Integrated        1998        $156,000       --          --           --            90,000        --       --
   Material Systems, Inc.
-----------------------------------------------------------------------------------------------------------------------------------


OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth summary information concerning stock options granted in respect of employment for the year ended December 31, 2000 to the named executive officers.


                                                                                                      POTENTIAL REALIZABLE VALUE
                                                                                                      AT ASSUMED ANNUAL RATES OF
                                                                                                       STOCK PRICE APPRECIATION
                                      INDIVIDUAL GRANTS                                                     FOR OPTION TERM
---------------------------- ----------------- ------------------- ------------------ --------------- --------------- ------------
                                NUMBER OF       PERCENT OF TOTAL
                                SECURITIES          OPTIONS/
                                UNDERLYING      SARS GRANTED TO
                     OPTIONS/ EMPLOYEES IN EXERCISE OR BASE
                             SARS GRANTED (#)     FISCAL YEAR        PRICE ($/SH)       EXPIRATION
NAME                                                                                       DATE           5% ($)        10% ($)
---------------------------- ----------------- ------------------- ------------------ --------------- --------------- ------------

            (a)                    (b)                (c)                 (d)              (e)             (f)            (g)
---------------------------- ----------------- ------------------- ------------------ --------------- --------------- ------------

Dominic A. Polimeni                   --               --                   --                --              --            --
---------------------------- ----------------- ------------------- ------------------ --------------- --------------- ------------
Robert V. Gubitosi                    --               --                   --                --              --            --
---------------------------- ----------------- ------------------- ------------------ --------------- --------------- ------------
Douglas D. Zadow                      --               --                   --                --              --            --
---------------------------- ----------------- ------------------- ------------------ --------------- --------------- ------------
Phillip D. Schwiebert             12,000             32.4%               $5.00           09/06/10        $37,734        $95,625
---------------------------- ----------------- ------------------- ------------------ --------------- --------------- ------------
James W. Taylor                       --               --                   --                 --              --            --
---------------------------- ----------------- ------------------- ------------------ --------------- --------------- ------------

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table sets forth summary information concerning the exercise of options during the year ended December 31, 2000 by each of the named executive officers and the year-end value of their respective unexercised options. None of the named executive officers exercised any stock options during 2000.


                                                                            NUMBER OF SECURITIES
                                                                                 UNDERLYING          VALUE OF UNEXERCISED
                                                                                 UNEXERCISED             IN-THE-MONEY
                                                                               OPTIONS/SARS AT      OPTIONS/SARS AT FISCAL
                                                                               FISCAL YEAR END           YEAR END ($)
----------------------------- --------------------- ----------------------- ---------------------- -------------------------
                               SHARES ACQUIRED ON                               EXERCISABLE/             EXERCISABLE/
         NAME                     EXERCISE (#)        VALUE REALIZED ($)        UNEXERCISABLE           UNEXERCISABLE
----------------------------- --------------------- ----------------------- ---------------------- -------------------------
         (a)                          (b)                    (c)                     (d)                     (e)
----------------------------- --------------------- ----------------------- ---------------------- -------------------------
Dominic A. Polimeni                    --                     --                 1,108,755/                   --
                                                                                   17,510                     --
----------------------------- --------------------- ----------------------- ---------------------- -------------------------
Robert V. Gubitosi                     --                     --                   8,755/                    --/
                                                                                   17,510                     --
----------------------------- --------------------- ----------------------- ---------------------- -------------------------
Douglas D. Zadow                       --                     --                  308,207/                   --/
                                                                                   16,414                     --
----------------------------- --------------------- ----------------------- ---------------------- -------------------------
Phillip D. Schwiebert                  --                     --                  575,000/                   --/
                                                                                    6,000                     --
----------------------------- --------------------- ----------------------- ---------------------- -------------------------
James W. Taylor                        --                     --                  147,500/                   --/
                                                                                   43,000                     --
----------------------------- --------------------- ----------------------- ---------------------- -------------------------


EMPLOYMENT AGREEMENTS

         Dominic A. Polimeni, Chairman and Chief Executive Officer of the Company, is a party to a five-year employment agreement with the Company effective July 1, 1998. Under the terms of such employment agreement, the Company has agreed to compensate Mr. Polimeni with a regular salary at the rate of $250,000 per annum and incentive compensation of up to $100,000 per year based upon the attainment of certain operating and earnings targets. Effective March 29, 1999, options to purchase 1,100,000 shares of Common Stock of the Company at an exercise price of $4.50 per share were awarded to Mr. Polimeni pursuant to the terms of such employment agreement.

         Mr. Polimeni is a 50% stockholder of Gulfstream Financial Group, Inc. ("Gulfstream") and shares voting and investment power with respect to the shares of the Company's Common Stock owned by Gulfstream. Pursuant to a shareholders' agreement, Mr. Polimeni has agreed to share his beneficial ownership of the options received under his employment agreement with the other 50% shareholder of Gulfstream.

         Robert V. Gubitosi, President and Chief Financial Officer of the Company, is a party to an employment agreement with the Company effective October 1, 1999 through June 30, 2003. Under the terms of such employment agreement, the Company has agreed to compensate Mr. Gubitosi with a regular salary at the rate of $250,000 per annum and incentive compensation of up to $100,000 per year based upon the attainment of certain operating and earnings targets.

         In connection with the acquisition of Calfast, the Company entered into a five-year employment agreement with Douglas D. Zadow, a former shareholder and President of Calfast, effective September 1, 1997. Under the terms of such employment agreement, as amended, the Company has agreed to compensate Mr. Zadow with a regular salary at the rate of $200,000 per year and incentive compensation of up to $100,000 per year based on the attainment of certain operating goals. Effective March 31, 1999, options to purchase 300,000 shares of Common Stock of the Company at an exercise price of $4.50 per share were awarded to Mr. Zadow pursuant to the terms of such employment agreement, as amended.

         QDL entered into a four-year employment agreement with Phillip D. Schwiebert, its Executive Vice President-Western Region, effective February 1, 2001. Under the terms of such employment agreement, QDL has agreed to compensate Mr. Schwiebert with a regular salary at the rate of $170,000 per year, plus bonus compensation based on the attainment of certain operating goals at the rate of $18,889 per year.

         In connection with the acquisition of IMS, the Company entered into a five-year employment agreement with James W. Taylor, a former shareholder and President of IMS, effective June 1, 1997. Under the terms of such employment agreement, the Company has agreed to compensate Mr. Taylor with a regular salary at the rate of $144,000 per year, plus bonus compensation based on the attainment of certain operating goals at the rate of $14,400 per year. Effective March 31, 1999, options to purchase 90,000 shares of Common Stock of the Company at an exercise price of $4.50 per share were awarded to Mr. Taylor pursuant to the terms of such employment agreement.

COMPENSATION OF DIRECTORS

         Other than the 1994 Director Non-Qualified Stock Option Plan and the 1996 Stock Option Plan described below, the Company did not have a standard policy regarding compensation of members of the Board of Directors who are not employees of the Company. In April 2001, the Company adopted a policy to compensate members of the Board of Directors who are not employees of the Company with an annual payment of $5,000 and a fee of $500 for each Board of Directors or committee meeting attended. Other than as reported below, the members of the Board of Directors who are not employees of the Company did not receive compensation for their services as such during the year ended December 31, 2000.

1994 DIRECTOR NON-QUALIFIED STOCK OPTION PLAN

         The 1994 Director Non-qualified Stock Option Plan, as amended (the "1994 Plan"), was approved by stockholders at the annual meeting held June 11, 1998. The 1994 Plan permits the Company to grant options to purchase an aggregate of 150,000 shares of the Company's Common Stock to non-employee Directors of the Company.

         Currently, all non-employee Directors receive options to purchase 5,000 shares of the Company's Common Stock on the first Wednesday of February in each calendar year at an exercise price equal to the fair market value per share of the Common Stock on that date. Such options are exercisable immediately upon being granted for a period of ten years from the date of grant unless terminated earlier pursuant to the terms of the 1994 Plan. 87,000 options have been granted to date under the 1994 Plan at exercise prices ranging from $3.88 per share to $24.08 per share.

1996 STOCK OPTION PLAN

         The 1996 Stock Option Plan, as amended (the "1996 Plan"), was approved by stockholders at the annual meeting held October 28, 1999. Under the 1996 Plan, either Incentive Stock Options or Non-Qualified Stock Options may be granted; however, the former may be granted only to officers, employees and directors of the Company and its subsidiaries. The 1996 Plan permits the Company to grant to officers, employees and directors of the Company and its subsidiaries options to purchase shares of the Company's Common Stock equal to the greater of 1,000,000 shares of Common Stock or 14% of the total number of shares of Common Stock outstanding on December 31 of the immediately preceding calendar year. As of December 31, 2000, an aggregate of 1,291,642 shares of the Company's Common Stock were authorized for grant under the 1996 Plan.

         486,451 options have been granted to date under the 1996 Plan. Options granted were issued with an exercise price equal to the fair market value of the Common Stock on the date of grant. The options have terms of ten years and become exercisable either (i) in three equal nine-month installments, (ii) in three equal annual installments or (iii) three years from the date of grant.

         THE FOLLOWING PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                             PERFORMANCE COMPARISONS

         The graph set forth below compares the cumulative total shareholder return of the Company's Common Stock for the five years ended December 31, 2000 to (a) the Total Return Index for the Nasdaq Stock Market (U.S. COMPANIES)1/, and (b) the S&P SmallCap Performance 600. In all cases shown, the graph assumes the investment of $100 on December 31, 1995 and the reinvestment of all dividends.

         The Company has chosen the S&P SmallCap Performance 600 Index as an index of issuers with similar market capitalizations because the Company does not believe it can reasonably identify a peer group or select an appropriate published industry or line-of-business index. Such industry or line-of-business indices are comprised primarily of either retailers or manufacturers whose business is not substantially similar to the Company's business.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN OF
       NASDAQ STOCK MARKET (U.S. COMPANIES), S&P SMALLCAP PERFORMANCE 600
                          AND QUESTRON TECHNOLOGY, INC.


                                        1995       1996           1997           1998           1999           2000
                                        ----       ----           ----           ----           ----           ----
Nasdaq Stock Market (U.S. Companies)    100       123.04         150.69         212.51         394.93         237.71
S&P SmallCap Performance 600            100       120.13         149.6          146.47         163.33         181.33
Questron Technology, Inc.               100        10.89          30.02          17.43          24.93          11.62


------------

(1) The index is issued by the University of Chicago Graduate School of Business, Center for Research in Security Prices.

                             AUDIT COMMITTEE REPORT

         As of April 2001, the Board of Directors maintains an Audit Committee comprised of three Directors who are not employees of the Company. The Board of Directors and the Audit Committee believe that the Audit Committee's current members are "independent" as defined in NASDAQ Rule 4200(a)(15). Prior to April 2001, the Audit Committee was comprised of two non-employee Directors and held three meetings.

         The Board has adopted a written Charter of the Audit Committee, a copy of which is attached as an Appendix A hereto. The Audit Committee oversees the Company's financial process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the company's internal controls and the overall quality of the Company's financial reporting.

         The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, and not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, "Communication with Audit Committees." In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards board, Standard No. 1, "Independence Discussions with Audit Committees."

         In reliance on the reviews and discussions referred to above, the committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

                               THE AUDIT COMMITTEE
                          William J. Coscioni, Chairman
                                 Milton M. Adler
                                 Paul A. Leonard

                                   AUDIT FEES

         The aggregate fees billed by the Company's principal accounting firm, Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for the year ending December 31, 2000 and the reviews of the financial statements included in the Forms 10-Q for that year were $224,000. Ernst & Young LLP did not provide services or receive fees related to financial information systems design or implementation or other non-audit services.

                           RELATED PARTY TRANSACTIONS

         Arent Fox Kintner Plotkin & Kahn, PLLC, the law firm in which Mr. McSherry, a Director of the Company, is a member, provided legal services to the Company during the year ended December 31, 2000 and is expected to continue to provide legal services to the Company in the future. Fees paid to Arent Fox amounted to $155,000 for the year ended December 31, 2000.


              SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of equity securities of the Company with the Securities and Exchange Commission ("SEC"). Officers, directors and greater-than-ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely on a review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Company, or written representations from certain reporting persons that such persons have filed on a timely basis all reports required by Section 16(a), and without researching or making any inquiry regarding delinquent Section 16(a) filings, the Company believes that, during the fiscal year ended December 31, 2000, all such reports were filed on a timely basis, except that each of Messrs. Adler, McSherry and Schwiebert failed to timely file a report of change in beneficial ownership on Form 5 with respect to stock options granted in 2000 and Mr. Tallmon failed to timely file three reports of change in beneficial ownership on Form 4 with respect to three purchases and an option exercise in 2000. These reports are in the process of being filed.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed Ernst & Young LLP as independent public accountants of the Company for the fiscal year ending December 31, 2001. The Board of Directors is submitting the appointment of Ernst & Young LLP for ratification at the Meeting. Ernst & Young LLP audited the Company's financial statements for the fiscal years ended December 31, 1998, 1999 and 2000, and the Board believes that this firm has demonstrated that it is well qualified to make an independent examination of the accounts of the Company. If the appointment is not approved, the Board will consider the appointment of other independent auditors. Representatives of Ernst & Young LLP will be present at the Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         Although the Company is not required to submit the ratification of the selection of its independent auditors to a vote of stockholders, the Board of Directors believes that it is a sound policy to do so. Ratification of the appointment of auditors requires the affirmative vote of a majority of the votes represented at the Meeting in person or by proxy.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOREGOING RATIFICATION.

                                 OTHER BUSINESS

         It is not expected that any business other than that set forth in the Notice of Annual Meeting of Stockholders will be brought before the Meeting. However, if any other business should properly come before the Meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the Meeting.

2002 STOCKHOLDER PROPOSALS

         Proposals of stockholders which are intended to be presented by such stockholders at the Company's meeting of stockholders to be held in 2002, including the nomination of persons to serve on the Board, must be received by the Company's Secretary not later than March 10, 2002, for inclusion in the proxy statement for that annual meeting. It is recommended that stockholders submitting proposals direct them to the Company's Secretary via certified mail, return receipt requested, to ensure timely delivery. The Company's principal executive office is 6400 Congress Avenue, Suite 2000, Boca Raton, FL 33487. No stockholder proposals were received with respect to the Meeting.

ANNUAL REPORT

         The SEC rules require that an annual report precede or accompany proxy material. Copies of the Company's Annual Report for the fiscal year ended December 31, 2000 accompany this proxy statement. More than one annual report need not be sent to the same address, if the recipient agrees. If more than one annual report is being sent to your address, mailing of the duplicate copy to the account you select will be discontinued upon your request. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the SEC, is also available free of charge to all stockholders of record as of the Record Date by writing to the Company at 6400 Congress Avenue, Suite 2000, Boca Raton, FL 33487, Attention: Corporate Secretary.

                                              By Order of the Board of Directors

                                              Ann Bastis
                                              SECRETARY

Date:    April 30, 2001

         WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE FILL IN, SIGN AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE ANNUAL MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                                                                      APPENDIX A

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                             (Adopted June 10, 2000)

ORGANIZATION

The Audit Committee (the "Committee") of Questron Technology, Inc. (the "Company") is a committee of the Board of Directors (the "Board") established pursuant to Section 3-8(b)(5) of the Company's Bylaws. This charter has been submitted to and approved by the Board and shall be reviewed by the Board at least annually and published at least every three years in accordance with SEC requirements. The Committee shall have the power and authority to act in accordance with this charter.

The membership of the Committee shall consist of at least two independent members of the Board (three independent members of the Board as of June 14, 2001). Committee members and the Committee chairman shall be designated by the full Board. All Committee members shall be financially literate and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

The Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibilities relating to the Company's financial statements and the financial reporting process, its internal accounting and financial controls, the annual independent audit of the Company's financial statements and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, any internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of the Committee's activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.

In carrying out the foregoing responsibilities the Committee shall undertake the following specific functions:

Independent Accountants

1. Consider management's recommendation of independent accountants for each fiscal year.

2. Recommend the appointment or discharge of independent accountants to the Board for its consideration and approval subject to ratification by the stockholders, as required.

3. Review and approve the compensation for accounting and auditing services during the year.

4. Review and approve, as required, the results of the independent accountant's audit of the Company for the preceding fiscal year.

5. Confirm and assure the independence of the independent accountants, including a review of any management consulting services provided by the independent accountants and the related fees for such services.

6. Review and approve annually: (a) the planned scope of audit by the independent accountants for each fiscal year including recommendations for areas of special emphasis where appropriate; (b) any internal audit; and (c) general audit approach.

7. Review with management and the independent accountants at the completion of the annual examination:

         a. Any significant changes required in the independent accountant's audit plan.

         b. Any serious difficulties or disputes with management encountered by the independent accountants during the course of the audit.

         c. The management letter provided by the independent accountants and management's response thereto.

         d. The recommendations made by the accountants with respect to changes in accounting procedures and internal accounting controls.

         e. Other matters related to the conduct of the audit which should be communicated to the committee under generally accepted auditing standards.

8. Meet separately with the independent accountants to discuss the matter covered in Item 7 above.

Financial Reports and Functions

1. Review with management and the independent auditors the results of the year-end audit prior to the earnings release; the Company's audited financial statements for the preceding fiscal year and notes thereto; the annual report on Form 10-K; all registration statements; and all securities offering documents containing financial statements and financial projections.

2. Review the interim financial results with management and the independent auditors prior to the release of earnings and/or the filing of the Company's Quarterly Report on 10-Q. Discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

3. Review the reports of the independent accountants and others evaluating the accounting performance of the Company; recommend changes or improvements in administrative and internal control procedures; and review management's responses to such recommendations.

4. Review, when presented by management, but at least quarterly, the Company's compliance with financial covenants in its financing documents (e.g., bank credit agreements, indentures).

Other

1. Review the Company's risk management program and monitor pending or threatened litigation.

2. Review other legal and regulatory matters, related company compliance policies and programs, and reports received from regulators.

                           QUESTRON TECHNOLOGY, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS


The undersigned hereby appoints Robert V. Gubitosi and Dominic A. Polimeni as Proxies, each with the full power of substitution, and hereby authorizes each of them, to represent and vote, as designated on the reverse hereof, all shares of Common Stock of Questron Technology, Inc. (the "Company") held of record by the undersigned on April 30, 2001, at the Annual Meeting of Stockholders to be held on June 14, 2001, or any adjournment thereof, upon all such matters as may properly come before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINATED DIRECTORS AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF AUDITORS. STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

         (THIS PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE.)

                          PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                           QUESTRON TECHNOLOGY, INC.

                                 JUNE 14, 2001



              o Please Detach and Mail in the Envelope Provided o


[X] PLEASE MARK YOUR VOTES
    AS IN THIS EXAMPLE

1.   ELECTION OF DIRECTORS

                                        WITHHOLD       NOMINEES:
             FOR all nominees          AUTHORITY        Dominic A. Potimeni
             listed at right         to vote for all    Robert V. Gubitosi
            (except as marked        nominees listed    Douglas D. Zadow
          to the contrary below)        at right        Milton M. Adler
                                                        William J. Coscioni
                   [  ]                    [  ]         Paul A. Leonard
                                                        William J. McSherry, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, write that name in the space provided below

-----------------------------------------------------------------------------

2. Ratification of appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.

                                   FOR           AGAINST            ABSTAIN

                                   [  ]            [  ]              [  ]

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES
                        AND FOR APPROVAL OF PROPOSAL 2.

3. In their discretion the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED.

Please mark, sign and return this Proxy promptly using the enclosed envelope.


SIGNATURE                                              DATE           , 2001
         ---------------------------------------------     ----------

SIGNATURE                                              DATE           , 2001
         ---------------------------------------------     ----------
                   (Signature if held jointly)


NOTE: Please sign exactly as name or names appear on stock certificate. Each joint owner must sign. When signing as an attorney, executor, administrator or guardian, please give full title as such.